Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact: Marshall Murphy

(469) 549-3005

NATIONSTAR MORTGAGE ANNOUNCES COMPLETION OF GREENLIGHT FINANCIAL SERVICES ACQUISITION

Lewisville, TX (June 3, 2013) – Nationstar Mortgage Holdings Inc. (NYSE: NSM) (“Nationstar”), a leading residential mortgage services company, announced today that its indirectly held wholly-owned subsidiary, Nationstar Mortgage LLC, completed the acquisition of the origination platform and unfunded loan pipeline from Greenlight Financial Services (“Greenlight”) on May 31, 2013. The acquisition price for these assets is up to $75 million, subject to certain post-closing contingencies, and was funded with cash.

Greenlight, a leading direct-to-consumer originator based in Irvine, California, utilizes a high-volume, rapid turn time funding model with a focus on providing exceptional customer service. Greenlight has proven expertise in television, radio, internet and other mass marketing media and will further diversify Nationstar’s origination channels and capabilities. The acquisition of Greenlight provides additional capacity to process HARP and recapture loans while profitably creating long-term servicing assets for Nationstar.

“Greenlight provides Nationstar with an established brand, a proven management team with a history of success, and an opportunity to profitably expand the platform on a national basis,” said Nationstar CEO Jay Bray. “We are proud to add Greenlight’s employees to the Nationstar enterprise and are excited for the opportunity to further grow the Greenlight platform. We expect Greenlight to immediately produce results for Nationstar by adding more than $0.70 of EPS on an annualized basis.”

Greenlight currently has over 700 employees with offices in Irvine, California, San Diego, California, and Las Vegas, Nevada. Greenlight is expected to originate more than $8 billion annually.

About Nationstar

Based in Lewisville, Texas, Nationstar offers servicing, origination, and real estate services to financial institutions and consumers. Nationstar is one of the largest servicers in the United States, with a servicing portfolio of $312 billion in unpaid principal balance. Nationstar’s integrated loan origination business mitigates servicing portfolio run-off and improves credit performance for loan investors. Our Solutionstar business unit offers asset management, settlement, and processing services. Nationstar currently employs over 6,200 people as of April 30, 2013.

Forward Looking Statements

Any statements in this release that are not historical or current facts are forward-looking statements. Forward-looking statements include, without limitation, statements concerning plans, objectives, goals, projections, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts. Forward-looking statements convey Nationstar’s current expectations or forecasts of future events. When used in this release, the words “anticipate,” “appears,” “believe,” “foresee,” “intend,” “should,” “expect,” “estimate,” “target,” “project,” “plan,”

“may,” “could,” “will,” “are likely” and similar expressions are intended to identify forward-looking statements. These statements involve predictions of our future financial condition, performance, plans and strategies, and are thus dependent on a number of factors including, without limitation, assumptions and data that may be imprecise or incorrect. Specific factors that may impact performance or other predictions of future actions have, in many but not all cases, been identified in connection with specific forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Nationstar’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Certain of these risks and uncertainties are described in the “Risk Factors” section of Nationstar’s Form 10-K for the year ended December 31, 2012, and other reports filed with the SEC, which are available at the SEC’s website at http://www.sec.gov. We caution you not to place undue reliance on these forward-looking statements that speak only as of the date they were made. Unless required by law, Nationstar undertakes no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date of this release.

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